UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2007

XEDAR CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-08356	84-0684753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8310 South Valley Highway, Suite 220
Englewood, CO 80112
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (303) 377-0033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.  Non-Reliance on Previously Issued Financial  Statements or a Related Audit Report or Completed Interim Review

    (a)    On October 16, 2007,  the audit committee of our board of directors determined that there were errors in previously  issued  financial  statements for the quarter ended March 31, 2007,  and the quarter and six months ended June 30, 2007,  and that the financial  statements should be restated.

On January 9, 2007, we entered into a consulting arrangement with C.C.R.I. Corporation (CCRI) for a term of twelve months, pursuant to which we issued 200,000 shares of our common stock to CCRI, as consideration for investor relations and financial consulting services to be provided.  We determined that the shares had a market value of $180,000 as of January 9, 2007, which we recorded as deferred compensation payable in our stockholders’ equity.  Of the $180,000, we expensed $43,065 and $45,000 in the quarters ended March 31 and June 30, 2007, respectively. The remaining balance of $91,935 as of June 30, 2007, was to be expensed over the remaining life of the contract.  We followed the above accounting because we initially concluded that we should expense the value of the shares ratably over the 12 month life of the contract.

Upon further review of Issues 96-18 and 00-18 of the Emerging Issues Task Force of the Financial Accounting Standards Board, we have now concluded that, because we did not have a clear contractual right to recover a ratable portion of the issued shares should CCRI fail to meet its performance obligations over the life of the contract, we should have fully expensed the $180,000 value of the shares as of the date of the contract.

Our audit committee has discussed with our independent accountant, Ehrhardt Keefe Steiner & Hottman, PC, the matters disclosed in this Item 4.02(a) Current Report on Form 8-K, and, for the reason stated above, we have concluded that the originally issued financial statements for the quarter ended March 31, 2007, and the quarter and six months ended June 30, 2007, should no longer be relied upon.

We anticipate that we will file our amended Form 10-QSB for the quarter ended March 31, 2007, and the quarter and six months ended June 30, 2007, prior to filing our Form 10-QSB for the quarter and nine months ended September 30, 2007, which is due on November 15, 2007

The significant amounts we expect to show as restated will be:

	As reported	As amended
Quarter ended March 31, 2007
Other administrative expense	$1,530,351	$1,667,286
Net loss	(1,352,933)	(1,489,868)
Common stock	13,122,324	13,259,259
Accumulated deficit	(2,818,182)	(2,955,117)

Quarter ended June 30, 2007
Other administrative expense	$1,020,449	$975,449
Net loss	(503,070)	(458,070)
Deferred compensation payable	(214,435)	(122,500)
Accumulated deficit	(3,321,252)	(3,413,187)

Note that at March 31, 2007, the deferred balance was originally classified as an offset within common stock.  At June 30, 2007, it was originally classified as deferred compensation payable.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XEDAR CORPORATION
October 18, 2007	By:	/s/ Steven M. Bragg
Steven M. Bragg, Chief Financial Officer